FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	1,396	351,135,021.55	100.00	6.984	622	88.17

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	2	505,155.84	0.14	4.990	634	84.29
5.001 - 5.500	16	5,737,563.09	1.63	5.361	632	87.50
5.501 - 6.000	120	37,294,163.76	10.62	5.892	648	86.22
6.001 - 6.500	186	53,761,051.42	15.31	6.333	642	87.30
6.501 - 7.000	435	114,419,959.68	32.59	6.834	626	88.44
7.001 - 7.500	273	64,500,045.65	18.37	7.318	610	89.31
7.501 - 8.000	229	50,654,712.90	14.43	7.811	600	88.30
8.001 - 8.500	71	13,173,992.13	3.75	8.282	600	88.81
8.501 - 9.000	38	6,805,041.40	1.94	8.779	580	89.20
9.001 - 9.500	17	3,000,573.00	0.85	9.207	586	88.76
9.501 - 10.000	7	1,060,853.56	0.30	9.818	554	85.74
10.001 - 10.500	2	221,909.12	0.06	10.363	558	89.18

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

Min: 4.990
Max: 10.390
Weighted Average: 6.984

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	5	248,506.37	0.07	7.412	622	86.56
50,000.01 - 100,000.00	107	8,383,672.15	2.39	7.822	609	89.31
100,000.01 - 150,000.00	229	28,678,198.04	8.17	7.351	606	88.77
150,000.01 - 200,000.00	226	39,316,097.14	11.20	7.219	607	88.55
200,000.01 - 250,000.00	172	38,799,624.55	11.05	7.013	617	88.97
250,000.01 - 300,000.00	195	53,792,067.78	15.32	6.843	622	87.91
300,000.01 - 350,000.00	154	49,826,957.45	14.19	6.822	629	87.84
350,000.01 - 400,000.00	127	47,425,125.13	13.51	6.950	622	87.91
400,000.01 - 450,000.00	94	40,192,278.09	11.45	6.961	623	87.86
450,000.01 - 500,000.00	51	24,464,049.93	6.97	6.727	638	87.59
500,000.01 - 550,000.00	15	7,993,383.59	2.28	6.735	631	86.96
550,000.01 - 600,000.00	21	12,015,061.33	3.42	6.857	657	88.74

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

Min: $ 49,136.59
Max: $ 593,512.14
Average: $251,529.39

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	669	155,608,860.03	44.32	7.142	605	88.40
ARM 2/28 — IO	316	99,051,544.84	28.21	6.758	636	87.79
Fixed 30 yr	183	36,956,071.23	10.52	6.949	634	88.71
ARM 3/27	70	16,902,097.76	4.81	7.369	626	87.81
ARM 1/29	56	14,933,872.58	4.25	7.102	610	88.81
ARM 3/27 — IO	40	11,975,884.80	3.41	6.543	647	87.60
Fixed 30 yr — IO	26	7,964,825.62	2.27	6.382	684	86.45
6 Month ARM	17	4,566,396.13	1.30	7.244	631	87.79
Fixed 15 yr	9	1,321,968.98	0.38	7.146	623	88.81
Fixed 20 yr	5	915,376.13	0.26	6.562	636	86.50
ARM 5/25	4	858,233.84	0.24	6.914	639	90.68
Fixed 25 yr	1	79,889.61	0.02	6.290	705	82.47

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	1,172	303,896,889.98	86.55	7.005	618	88.15
Fixed	224	47,238,131.57	13.45	6.851	642	88.27

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	23	5,085,160.98	1.45	7.401	639	88.81
2	194	44,888,150.78	12.78	7.249	636	87.64
3	264	65,076,978.94	18.53	7.354	626	88.82
4	257	68,221,581.02	19.43	6.955	624	88.57
5	445	110,257,194.22	31.40	6.813	619	88.11
6	159	42,111,685.85	11.99	6.785	608	87.67
7	37	11,006,701.23	3.13	6.399	607	86.58
8	15	4,006,564.96	1.14	6.372	600	87.61
9	1	165,331.22	0.05	6.990	588	85.00
11	1	315,672.35	0.09	6.800	573	85.00

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

Min: 1
Max: 11
Weighted Average: 4

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,396	351,135,021.55	100.00	6.984	622	88.17

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

80.01 - 85.00	543	137,214,985.82	39.08	6.850	612	84.29
85.01 - 90.00	674	176,174,579.92	50.17	7.062	626	89.54
90.01 - 95.00	131	29,684,468.15	8.45	7.034	634	94.74
95.01 - 100.00	48	8,060,987.66	2.30	7.365	649	99.90

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

Min:80.28
Max:100.00
Weighted Average: 88.17

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 524	22	3,961,290.02	1.13	7.728	512	85.12
525 - 549	86	16,784,275.54	4.78	7.697	535	85.83
550 - 574	145	33,664,172.58	9.59	7.598	562	87.04
575 - 599	190	44,284,794.52	12.61	7.162	586	88.14
600 - 624	376	97,641,284.70	27.81	6.906	612	88.14
625 - 649	257	65,824,694.13	18.75	6.830	635	89.10
650 - 674	167	45,592,301.09	12.98	6.773	660	88.57
675 - 699	81	21,808,398.83	6.21	6.595	686	88.07
700 - 724	41	11,785,594.36	3.36	6.607	708	88.84
725 - 749	18	5,259,271.11	1.50	6.700	735	89.80
750 - 774	6	2,405,803.80	0.69	6.570	766	88.89
775 - 799	6	1,609,320.89	0.46	6.702	781	86.91
800 - 824	1	513,819.98	0.15	6.500	804	90.00

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

Min: 500
Max: 804
NZ Weighted Average: 622

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	1,084	273,144,493.32	77.79	6.955	619	88.05
Purchase	170	45,736,773.36	13.03	7.215	644	89.03
Rate/Term Refinance	142	32,253,754.87	9.19	6.898	609	88.01

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,008	242,301,524.09	69.01	6.949	618	88.08
Duplex	120	36,781,536.11	10.48	7.042	633	88.07
PUD	85	27,263,925.39	7.76	6.832	628	88.87
Condo	101	22,572,007.14	6.43	7.124	627	88.45
Townhouse	49	11,310,547.34	3.22	7.150	620	88.88
3-4 Family	33	10,905,481.48	3.11	7.478	648	87.38

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	856	194,969,144.93	55.53	6.787	617	88.59
Stated	473	136,806,754.25	38.96	7.249	630	87.48
Limited	49	14,056,018.24	4.00	7.096	607	88.17
12 mo. Bank Statements	15	4,682,699.00	1.33	7.019	633	90.95
24 mo. Bank Statements	3	620,405.13	0.18	7.546	588	87.90

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,284	326,269,999.43	92.92	6.931	620	88.23
Non-Owner Occupied	111	24,562,833.77	7.00	7.679	643	87.39
Second Home	1	302,188.35	0.09	7.625	713	90.00

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	4	427,014.49	0.12	8.436	553	88.10
Arizona	17	3,221,818.27	0.92	7.098	603	90.25
Arkansas	2	187,357.74	0.05	7.392	607	93.28
California	452	149,950,588.89	42.70	6.718	625	87.39
Colorado	10	2,355,426.25	0.67	6.941	608	88.97
Connecticut	17	4,141,379.12	1.18	7.104	607	87.07
Delaware	1	169,782.43	0.05	8.250	526	85.00
District of Columbia	3	1,104,806.93	0.31	7.345	593	91.94
Florida	132	24,948,609.70	7.11	7.021	615	88.48
Georgia	26	3,825,013.35	1.09	7.372	609	88.00
Hawaii	4	1,401,089.43	0.40	6.628	589	86.14
Illinois	252	53,798,637.44	15.32	7.234	626	88.81
Indiana	6	863,667.03	0.25	7.370	612	91.29
Iowa	6	734,891.06	0.21	7.414	651	89.06
Kansas	2	149,149.03	0.04	7.496	631	94.02
Kentucky	7	673,225.16	0.19	7.345	618	90.82
Louisiana	5	571,095.21	0.16	7.427	612	90.42
Maine	1	145,332.88	0.04	6.500	734	88.48
Maryland	59	14,468,276.16	4.12	7.119	619	89.13
Massachusetts	19	5,751,111.22	1.64	7.224	612	87.57
Michigan	37	4,841,077.89	1.38	7.455	601	89.98
Minnesota	21	4,218,349.63	1.20	7.301	625	88.49
Mississippi	2	243,729.12	0.07	7.275	571	85.00
Missouri	11	1,109,758.51	0.32	7.348	614	90.37
Nevada	25	6,484,859.01	1.85	6.824	616	87.67
New Hampshire	3	835,746.11	0.24	7.883	606	89.74
New Jersey	16	4,820,246.08	1.37	7.303	620	88.26
New Mexico	9	1,432,007.92	0.41	7.633	625	91.91
New York	84	26,658,024.30	7.59	7.176	625	88.25
North Carolina	4	657,899.23	0.19	6.929	638	88.58
Ohio	21	2,745,447.50	0.78	7.414	608	89.84
Oklahoma	3	249,779.96	0.07	6.639	710	89.53
Oregon	1	127,695.04	0.04	6.990	612	90.00
Pennsylvania	26	4,866,890.52	1.39	7.348	613	90.17
Rhode Island	10	2,537,939.91	0.72	7.301	638	87.02
South Carolina	8	1,106,930.66	0.32	7.629	600	91.52
Tennessee	3	271,459.38	0.08	7.174	610	87.26
Texas	2	187,229.21	0.05	6.993	584	86.56
Utah	2	592,236.39	0.17	6.329	640	90.00
Virginia	64	14,121,465.54	4.02	7.174	619	88.94
Washington	12	2,965,247.03	0.84	6.615	632	90.62
West Virginia	1	194,873.14	0.06	8.290	540	85.00
Wisconsin	6	977,857.68	0.28	7.806	643	88.59

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	513	118,221,274.63	33.67	7.264	624	88.65
12	79	26,418,330.99	7.52	6.999	623	88.02
24	569	151,677,333.19	43.20	6.873	614	87.89
36	235	54,818,082.74	15.61	6.678	637	87.97

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

Loans with Penalty: 66.33

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	18	3,528,179.53	1.16	7.389	656	87.59
4.501 - 5.000	113	22,646,496.57	7.45	7.166	612	88.47
5.001 - 5.500	11	2,192,670.62	0.72	7.156	609	90.09
5.501 - 6.000	765	209,266,695.85	68.86	6.907	625	88.04
6.001 - 6.500	34	6,318,798.74	2.08	7.196	647	97.23
6.501 - 7.000	229	59,378,757.24	19.54	7.236	594	87.40
7.001 - 7.500	2	565,291.43	0.19	7.295	623	90.00

Total:	1,172	303,896,889.98	100.00	7.005	618	88.15

Min: 4.100
Max: 7.440
Weighted Average (>0): 6.027

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.501 - 12.000	2	505,155.84	0.17	4.990	634	84.29
12.001 - 12.500	17	5,882,895.97	1.94	5.389	634	87.53
12.501 - 13.000	104	32,233,406.63	10.61	5.879	642	86.19
13.001 - 13.500	137	41,030,194.80	13.50	6.328	638	87.43
13.501 - 14.000	362	98,232,853.30	32.32	6.836	623	88.46
14.001 - 14.500	234	57,910,870.77	19.06	7.320	610	89.23
14.501 - 15.000	201	46,497,863.05	15.30	7.816	599	88.07
15.001 - 15.500	60	11,616,269.74	3.82	8.295	597	88.65
15.501 - 16.000	34	6,390,204.66	2.10	8.776	578	88.85
16.001 - 16.500	12	2,314,412.54	0.76	9.228	592	89.50
16.501 - 17.000	7	1,060,853.56	0.35	9.818	554	85.74
17.001 - 17.500	2	221,909.12	0.07	10.363	558	89.18

Total:	1,172	303,896,889.98	100.00	7.005	618	88.15

Min: 11.990
Max: 17.390
Weighted Average (>0): 14.004

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	2	505,155.84	0.17	4.990	634	84.29
5.001 - 5.500	16	5,737,563.09	1.89	5.361	632	87.50
5.501 - 6.000	104	32,233,406.63	10.61	5.879	642	86.19
6.001 - 6.500	138	41,175,527.68	13.55	6.329	638	87.43
6.501 - 7.000	362	98,232,853.30	32.32	6.836	623	88.46
7.001 - 7.500	234	57,910,870.77	19.06	7.320	610	89.23
7.501 - 8.000	201	46,497,863.05	15.30	7.816	599	88.07
8.001 - 8.500	60	11,616,269.74	3.82	8.295	597	88.65
8.501 - 9.000	34	6,390,204.66	2.10	8.776	578	88.85
9.001 - 9.500	12	2,314,412.54	0.76	9.228	592	89.50
9.501 - 10.000	7	1,060,853.56	0.35	9.818	554	85.74
10.001 - 10.500	2	221,909.12	0.07	10.363	558	89.18

Total:	1,172	303,896,889.98	100.00	7.005	618	88.15

Min: 4.990
Max: 10.390
Weighted Average (>0): 7.005

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1	145,332.88	0.05	6.500	734	88.48
2.000	112	30,485,997.88	10.03	7.036	625	88.07
3.000	1,059	273,265,559.22	89.92	7.002	618	88.16

Total:	1,172	303,896,889.98	100.00	7.005	618	88.15

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.899

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1	145,332.88	0.05	6.500	734	88.48
1.500	73	19,500,268.71	6.42	7.135	615	88.57
2.000	1,098	284,251,288.39	93.54	6.996	619	88.13

Total:	1,172	303,896,889.98	100.00	7.005	618	88.15

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.967

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Coverage	1,396	351,135,021.55	100.00	6.984	622	88.17

Total:	1,396	351,135,021.55	100.00	6.984	622	88.17

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.